Exhibit 10.8 Certificate of Merger

CERTIFICATE OF MERGER

OF

CELESTIAL JETS INC. and CELESTIAL ACQUISITION CORP. into CELESTIAL ACQUISITION CORP.

Under Section 904 of the Business Corporation Law

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I, the undersigned Gary Clyburn, Jr., being the President of Celestial Jets Inc. and Celestial Acquisition Corp. hereby certify:

FIRST:	(a) The names of the corporations are Celestial Acquisition Corp. and Celestial Jets Inc.

(b) The name of the surviving corporation is Celestial Acquisition Corp. and following the merger its name will be Celestial Jets Inc.

SECOND:	As to each constituent corporation, the designation and number of outstanding shares of each class and series and the voting rights thereof are as follows:

Celestial Jets Inc. has 200 outstanding shares of common stock which are entitled to 1 vote per share.

Celestial Acquisition Corp. has 1 outstanding share of common stock which is entitled to 1 vote.

THIRD:	The date when the certificate of incorporation of each constituent corporation was filed by the Department of State is as follows:

Name of Corporation	Date of Incorporation

Celestial Acquisition Corp.	May 21, 2010.

Celestial Jets Inc.	February 13, 2009.

FOURTH:	The merger was adopted by each constituent corporation in the following manner:

	(a)	as to Celestial Acquisition Corp., by the unanimous written consent of all the stockholders;

	(b)	as to Celestial Jets Inc., by the unanimous written consent of all the stockholders.

FIFTH:	The merger shall be effective as of the 11th day of June, 2010.

IN WITNESS WHEREOF, the undersigned has signed his name this 11TH day of June, 2010.

Celestial Acquisition Corp.		Celestial Jets Inc.

By:	/s/ Gary Clyburn, Jr.	By:	/s/ Gary Clyburn, Jr.
	Gary Clyburn, Jr., President		Gary Clyburn, Jr., President